UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 26, 2004




                              GLEN BURNIE BANCORP

             (Exact name of registrant as specified in its charter)


Maryland                                  0-24047                52-1782444
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


              101 Crain Highway, S.E., Glen Burnie, Maryland 21061
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 766-3300


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------
99.1      Press Release dated January 26, 2004


Item 12.  Results of Operation and Financial Condition.

          Reference is made to the press release issued by the Registrant on January 26, 2004, the text of which is attached hereto as Exhibit 99.1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GLEN BURNIE BANCORP
                                       (Registrant)


Date: January 27, 2004                 By:     /s/ F. William Kuethe, Jr.
                                          --------------------------------------
                                          F. William Kuethe, Jr.
                                          President and Chief Executive Officer

                                                                   Exhibit 99.1


                                                         N E W S   R E L E A S E
--------------------------------------------------------------------------------

                                                                January 26, 2004
                                                           FOR IMMEDIATE RELEASE

Contact:  Alison Tavik
          410-768-8857 (office)
          410-608-5581 (cell)
          adtavik@bogb.net


                  GLEN BURNIE BANCORP ANNOUNCES FOURTH QUARTER
                             AND YEAR END EARNINGS

Highlights:

        o     4Q net income up 55.78%
        o     2003 net income up 9.47%
        o     4Q earnings per share up 51%
        o     2003 earnings per share up 8.9%
        o     2003 ROA 1.05%


GLEN BURNIE, MD (January 26, 2004) - Glen Burnie Bancorp (NASDAQ: GLBZ), parent company of The Bank of Glen Burnie, today reported fourth quarter and year end earnings for 2003.

          The company realized net income of $849,000 (+55.78%) for the quarter ended December 31, 2003 compared to $545,000 for the same three-month period in 2002. Net interest income for the quarter after provisions for credit losses was $2,955,000 (+6.56%) as compared to $2,773,000 for the same time period in 2002.

          For the year ended December 31, 2003, net income increased to $3,077,074 (+9.47%) as compared to $2,811,083 in 2002 which reflected an after-tax gain of approximately $470,000 resulting from an amendment to the bank's post-retirement benefit program.

          The company's net interest income after provisions for credit losses was $11,223,294 in 2003 (-1.27%) as compared to $11,368,150 in 2002. Assets at year-end grew to $302,252,466 (+8.18%) as compared to $279,406,206 in 2002.

          "Given the economy's sluggish recovery, I am really pleased with our performance in 2003," said President and CEO F. William Kuethe, Jr. "Of course the really good news is the performance of our stock. Since being listed on NASDAQ, we are seeing much more trading activity and an increase in price. That represents real value to our stockholders," Kuethe stated.

          For the quarter, basic and diluted earnings per share were up over 51% to $0.50 in 2003 as compared to $0.33 in 2002. For the year, basic and diluted earnings per share rose 8.9% to $1.83 in 2003 as compared to $1.68 in 2002. In 2003 stockholders' equity increased 9.9% to $23,947,628 from $21,789,386 in 2002.

          "Our performance illustrates that Glen Burnie Bancorp is a solid investment," said Kuethe. To date, the company has issued 45 consecutive quarterly dividends. Declared dividends in 2003 included four quarterly regular dividends and one bonus dividend totaling 54 cents per common share outstanding. In December 2003, the company also declared a stock dividend of one share for every five. The stock dividend was issued in January 2004.

          Kuethe also noted that Glen Burnie Bancorp demonstrated efficient use of capital in 2003. The company's return on equity (ROE) was 13.56% and return on assets (ROA) was 1.05%.

Performance Highlights:

          Kuethe cites the following key factors as contributing to the company's overall performance in 2003:

          o    2003 net interest margin was 4.56%.

          o Loans, less allowance for credit losses, grew 9.18% in 2003 to $172,819,049 from $158,286,749 in 2002.

          o    Core  deposits  grew  to  $256,908,236   (+6.42%)  in  2003  from
               $241,419,607 in 2002.

          o 2003 total other income increased by 33.03% to $2,289,413 in 2003 from $1,721,081 in 2002 (excluding the pre-tax gain resulting from an amendment to the bank's post-retirement benefit program).

          The Bank of Glen Burnie has been awarded the 5-Star Superior Rating from BAUER FINANCIAL Reports, Inc., the nation's leading independent bank research firm, for six consecutive semi-annual periods. This distinction denotes the highest level of strength, safety and performance attainable. The 5-Star Superior Rating is based on factors such as capitalization, liquidity, loan delinquency rate and historical performance.

          Glen Burnie Bancorp, parent company to The Bank of Glen Burnie, www.thebankofglenburnie.com, currently maintains assets totaling more than $300 million. The Bank of Glen Burnie is a locally-owned community bank with seven branch offices serving Maryland's Northern Anne Arundel County as its oldest, independent commercial bank.


                                    # # # #

Certain information contained in this news release, which does not relate to historical financial information, may be deemed to constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, which could cause the company's actual results in the future to differ materially from its historical results and those presently anticipated or projected. For a more complete discussion of these and other risk factors, please see the company's reports filed with the Securities and Exchange Commission.

                      Glen Burnie Bancorp and Subsidiaries
                      Condensed Consolidated Balance Sheet
                (dollars in thousands, except per share amounts)

                                                                                                December        December
                                                                                                31, 2003        31, 2002
                                                                                             -----------     -----------
                                    Assets

Cash and due from banks                                                                          $11,120         $11,297
Interest bearing deposits                                                                             57              41
Federal funds sold                                                                                 1,718           4,404
Investment securities                                                                            103,181          91,860
Common Stock in the Glen Burnie Statutory Trust I                                                    155             155
Loans, net of allowance                                                                          172,819         158,287
Premises and equipment at cost, net of accumulated depreciation                                    4,220           4,143
Other real estate owned                                                                              172             413
Other assets                                                                                       8,810           8,852
------------------------------------------------------------------------------------------------------------------------
          Total assets                                                                          $302,252        $279,452
========================================================================================================================


                         Liabilities and Stockholders' Equity

          Liabilities:
Deposits                                                                                        $256,908        $241,420
Short-term borrowings                                                                              6,602             837
Long-term borrowings                                                                               7,227           7,251
Guaranteed preferred beneficial interests in Glen Burnie
   Bancorp junior subordinated debentures                                                          5,155           5,155
Other liabilities                                                                                  2,413           3,000
------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                                     $278,305        $257,663
------------------------------------------------------------------------------------------------------------------------

          Stockholders' equity:
Common stock, par value $1, authorized 15,000,000 shares;
     issued and outstanding December 31, 2003 1,689,281 shares;
     December 31, 2002  1,677,173 shares                                                          $1,689          $1,677
Surplus                                                                                           10,862          10,637
Retained earnings                                                                                 10,115           7,947
Accumulated other comprehensive income                                                             1,281           1,528

------------------------------------------------------------------------------------------------------------------------
          Total stockholders' equity                                                             $23,947         $21,789
------------------------------------------------------------------------------------------------------------------------

          Total liabilities and stockholders' equity                                            $302,252        $279,452
========================================================================================================================


                      Glen Burnie Bancorp and Subsidiaries
                   Condensed Consolidated Statements of Income
                (dollars in thousands, except per share amounts)

                                                                                                     Quarter Ended
                                                                                                      December 31,
                                                                                             ---------------------------
                                                                                                  2003            2002
                                                                                             ---------------------------
Interest income on
   Loans, including fees                                                                        $2,843          $3,039
   U.S. Treasury and U.S. Government agency securities                                             533             518
   State and municipal securities                                                                  470             352
   Other                                                                                           109             112
-----------------------------------------------------------------------------------------------------------------------
          Total interest income                                                                  3,955           4,021
-----------------------------------------------------------------------------------------------------------------------

Interest expense on
   Deposits                                                                                        709             995
   Junior subordinated debentures                                                                  136             136
   Long-term borrowings                                                                            124             115
   Short-term borrowings                                                                             1               2
-----------------------------------------------------------------------------------------------------------------------
          Total interest expense                                                                   970           1,248
-----------------------------------------------------------------------------------------------------------------------

          Net interest income                                                                    2,985           2,773

Provision for credit losses                                                                         30               0

-----------------------------------------------------------------------------------------------------------------------
          Net interest income after provision for credit losses                                  2,955           2,773
-----------------------------------------------------------------------------------------------------------------------

Other income
   Service charges on deposit accounts                                                             268             157
   Other fees and commissions                                                                      225             299
   Other non-interest income                                                                         4               0
   Gain on sale of real estate                                                                       0               0
   Gains on investment securities                                                                   49               5
-----------------------------------------------------------------------------------------------------------------------
          Total other income                                                                       546             461
-----------------------------------------------------------------------------------------------------------------------

Other expenses
   Salaries and employee benefits                                                                1,386           1,398
   Occupancy                                                                                       174             155
   Other expenses                                                                                  817             903
-----------------------------------------------------------------------------------------------------------------------
          Total other expenses                                                                   2,377           2,456
-----------------------------------------------------------------------------------------------------------------------

Income before income taxes                                                                       1,124             775

Income tax expense (benefit)                                                                       275             230
-----------------------------------------------------------------------------------------------------------------------

Net income                                                                                        $849            $545
=======================================================================================================================

Net income per share of common stock                                                             $0.50           $0.33
=======================================================================================================================

Weighted-average shares of common stock outstanding                                          1,687,016       1,673,259
=======================================================================================================================


                      Glen Burnie Bancorp and Subsidiaries
                   Condensed Consolidated Statements of Income
                (dollars in thousands, except per share amounts)

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                             --------------------------
                                                                                                  2003            2002
                                                                                             --------------------------
Interest income on
   Loans, including fees                                                                       $11,344         $12,337
   U.S. Treasury and U.S. Government agency securities                                           1,973           2,517
   State and municipal securities                                                                1,750           1,207
   Other                                                                                           473             509
-----------------------------------------------------------------------------------------------------------------------
          Total interest income                                                                 15,540          16,570
-----------------------------------------------------------------------------------------------------------------------

Interest expense on
   Deposits                                                                                      3,276           4,213
   Junior subordinated debentures                                                                  546             546
   Long-term borrowings                                                                            451             436
   Short-term borrowings                                                                             4               7
-----------------------------------------------------------------------------------------------------------------------
          Total interest expense                                                                 4,277           5,202
-----------------------------------------------------------------------------------------------------------------------

          Net interest income                                                                   11,263          11,368

Provision for credit losses                                                                         40               0

-----------------------------------------------------------------------------------------------------------------------
          Net interest income after provision for credit losses                                 11,223          11,368
-----------------------------------------------------------------------------------------------------------------------

Other income
   Service charges on deposit accounts                                                           1,030             918
   Other fees and commissions                                                                    1,028             750
   Other non-interest income                                                                        12             764
   Gain on sale of real estate                                                                       0               0
   Gains on investment securities                                                                  219              53
-----------------------------------------------------------------------------------------------------------------------
          Total other income                                                                     2,289           2,485
-----------------------------------------------------------------------------------------------------------------------

Other expenses
   Salaries and employee benefits                                                                5,821           5,780
   Occupancy                                                                                       709             589
   Other expenses                                                                                3,217           3,588
-----------------------------------------------------------------------------------------------------------------------
          Total other expenses                                                                   9,747           9,957
-----------------------------------------------------------------------------------------------------------------------

Income before income taxes                                                                       3,765           3,896

Income tax expense (benefit)                                                                       688           1,085
-----------------------------------------------------------------------------------------------------------------------

Net income                                                                                      $3,077          $2,811
=======================================================================================================================

Net income per share of common stock                                                             $1.83           $1.68
=======================================================================================================================

Weighted-average shares of common stock outstanding                                          1,682,286       1,668,335
=======================================================================================================================
